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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 24, 2006



                        FIRST OAK BROOK BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


           DELAWARE                      0-14468                36-3220778
(State or other jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)


     1400 SIXTEENTH STREET                                        60523
      OAK BROOK, ILLINOIS                                       (Zip Code)
(Address of principal executive
           offices)



       Registrant's telephone number, including area code: (630) 571-1050

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02(c).  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


         On January 24, 2006, the Board of Directors of First Oak Brook Bancshares, Inc. (the "Company") appointed Rosemarie Bouman as its Executive Vice President and Chief Operating Officer effective immediately. Ms. Bouman, 48, also currently serves as the Company's Chief Financial Officer, and is Senior Executive Vice President of Oak Brook Bank, the Company's bank subsidiary. Ms. Bouman has been an executive officer of the Company since its inception in 1983.

         The description of Ms. Bouman's existing transitional employment agreement with the Company is set forth in the Company's Proxy Statement for its 2005 annual stockholders meeting (filed April 7, 2005) (the "Proxy Statement") under "Transitional Employment and Other Agreements with Executive Officers," and is incorporated herein by reference.

         Except as described in the Proxy Statement, there are no transactions between Ms. Bouman and the Company in which Ms. Bouman has a direct or indirect material interest which are required to be described herein.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 30, 2006               FIRST OAK BROOK BANCSHARES, INC.


                                      By: /s/ ROSEMARIE BOUMAN
                                         --------------------------------------
                                          Rosemarie Bouman
                                          Vice President, Chief Operating
                                            Officer and Chief Financial Officer





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